UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	May 11, 2010

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

As previously disclosed, Journal Communications, Inc. (the “Company”) sold certain assets of its direct marketing services business in two separate transactions in February 2010.  The shutdown of the facility in St. Paul, Minnesota of the direct marketing services business was completed at the end of April 2010.

The Company’s direct marketing services business was part of the Company’s “Other” reportable segment and is now reported as discontinued operations.  With the discontinued operations reporting, the previously reported “Other” segment has been changed to “Corporate” and now reflects unallocated costs primarily related to corporate executive management and corporate governance.

Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K reflect the direct marketing services business as discontinued operations and the change to the “Corporate” segment in the consolidated statements of earnings for each of the Company's quarterly periods in its fiscal year ended December 27, 2009 and for the Company’s fiscal years ended December 27, 2009 and December 28, 2008.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(99.1)
Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 29, June 28, September 27 and December 27, 2009 and for the fiscal years ended December 27, 2009 and December 28, 2008.

(99.2)
Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 29, June 28, September 27 and December 27, 2009 and for the fiscal years ended December 27, 2009 and December 28, 2008.

(99.3)
Calculation of Diluted Earnings Per Share – Class A and B (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 29, June 28, September 27 and December 27, 2009 and for the fiscal years ended December 27, 2009 and December 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: May 11, 2010	By:	/s/ Andre J. Fernandez
Andre J. Fernandez
Executive Vice President, Finance and Strategy and Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated May 7, 2010

Exhibit No.

(99.1)
Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 29, June 28, September 27 and December 27, 2009 and the fiscal years ended December 27, 2009 and December 28, 2008.

(99.2)
Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 29, June 28, September 27 and December 27, 2009 and the fiscal years ended December 27, 2009 and December 28, 2008.

(99.3)
Calculation of Diluted Earnings Per Share – Class A and B (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 29, June 28, September 27 and December 27, 2009 and the fiscal years ended December 27, 2009 and December 28, 2008.